Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill
Goodwill

16.  Goodwill

The changes in the carrying amount of goodwill for the years ended December 31, 2024 and 2025 are as follows:

	All other	BIGO	Total
	US$	US$	US$

Balance as of December 31, 2023	795,060	1,854,221	2,649,281

Impairment (i)	(454,935)	—	(454,935)
Foreign currency translation adjustments	(22)	—	(22)
Balance as of December 31, 2024	340,103	1,854,221	2,194,324

Impairment (i)	—	—	—
Foreign currency translation adjustments	34	—	34
Balance as of December 31, 2025	340,137	1,854,221	2,194,358
(i)

The Group performs its annual goodwill impairment test of each reporting unit in the fourth quarter, or more frequently, if certain events or circumstances warrant. Events or changes in circumstances which might indicate potential impairment in goodwill include the entity-specific factors, including, but not limited to, stock price volatility, market capitalization relative to net book value, and projected revenue, market growth and operating results. The estimated fair value of each reporting unit is determined using either an income approach or a market approach, when appropriate. The quantitative goodwill impairment test compares the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying amount of a reporting unit is greater than zero and its fair value exceeds its carrying amount, goodwill of the reporting unit is considered not to be impaired. Conversely, an impairment is identified and recorded for a reporting unit if the carrying amount exceeds its fair value.

16.  Goodwill (continued)

The Group performed a goodwill impairment analysis in the fourth quarter of 2023, 2024 and 2025. When determining the fair value of the Bigo reporting unit, the Group used the income approach. When utilizing the income approach in testing reporting units for impairment, the Group determines fair value based on a discounted cash flow model derived from the reporting units’ long-term forecasts which included a five-year future cash flow projection and an estimated terminal value for the impairment analysis. The discounted cash flow model included a number of significant unobservable inputs. Significant assumptions used to determine the estimated fair value include: (a) the future cash flows forecasts including revenue growth, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with each reporting unit’s operations and the uncertainty inherent in the Group’s internally developed forecasts. Based on the Group’s assessment, the fair value of Bigo reporting unit exceeded its related carrying value by approximately 3%, 3% and 6% as at December 31, 2023, 2024 and 2025, respectively. Accordingly, the Group determined the Bigo reporting unit was not impaired as at December 31, 2023, 2024 and 2025. When determining the fair value of the Shopline reporting unit in 2023, the Group used the market approach, with the fair value of the Shopline reporting unit exceeded its related carrying value by approximately 1% as at December 31, 2023. In 2024, whilst both approaches continued to be considered, the Group has changed from the market approach to the income approach in determining the fair value of the Shopline reporting unit. This change was due to rapidly deteriorating macroeconomic, industry and market conditions and the related changes in business strategies by management in response. Following the impairment charged recorded for the Shopline reporting unit in 2024, the Group continued to determine the fair value of the Shopline reporting unit using the income approach, with the fair value exceeded its related carrying value by approximately 3% as of December 31, 2025. Accordingly, the Group determined the Shopline reporting unit was not impaired as at December 31, 2025.

As a result of the Group’s annual goodwill impairment assessment for the years ended December 31, 2023, 2024 and 2025, impairment losses of nil, US$454,935 and nil was recorded respectively. For the year ended December 31, 2024, the fair values of the Shopline and the other reporting unit were assessed to be below their respective carrying amounts. Consequently, impairment charges of US$370,010 and US$84,925 were recorded for the Shopline reporting unit and the other reporting unit, respectively. The remaining US$340,103 of goodwill primarily relates to Shopline reporting unit. These impairments were primarily attributable to deteriorating macroeconomic, industry and market conditions and the related changes in business strategies by management in response.